Financing Arrangements (Notes)	12 Months Ended
Dec. 28, 2019
Transfers and Servicing [Abstract]
Financing Arrangements	Financing Arrangements
We enter into various structured payable and product financing arrangements to facilitate supply from our vendors. Balance sheet classification is based on the nature of the arrangements. For certain arrangements, we have concluded that our obligations to our suppliers, including amounts due and scheduled payment terms, are impacted by their participation in the program and therefore we classify amounts outstanding within other current liabilities on our consolidated balance sheets. We had approximately $253 million at December 28, 2019 and approximately $267 million at December 29, 2018 on our consolidated balance sheets related to these arrangements.
We have utilized accounts receivable securitization and factoring programs (the “Programs”) globally for our working capital needs and to provide efficient liquidity. During 2018, we had Programs in place in various countries across the globe. In the second quarter of 2018, we unwound our U.S. securitization program, which represented the majority of our Programs, using proceeds from the issuance of long-term debt in June 2018. As of December 29, 2018, we had unwound all of our Programs. As a result, there were no related amounts on our consolidated balance sheets at December 28, 2019 or December 29, 2018.

We operated the Programs such that we generally utilized the majority of the available aggregate cash consideration limits. We accounted for transfers of receivables pursuant to the Programs as a sale and removed them from our consolidated balance sheets. Under the Programs, we generally received cash consideration up to a certain limit and recorded a non-cash exchange for sold receivables for the remainder of the purchase price. We maintained a “beneficial interest,” or a right to collect cash, in the sold receivables. Cash receipts from the payments on sold receivables (which are cash receipts on the underlying trade receivables that have already been securitized in these Programs) were classified as investing activities and presented as cash receipts on sold receivables on our consolidated statements of cash flows.